Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Zillow Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Allen Parker, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ZILLOW GROUP, INC.

Date: February 21, 2019	By:	/s/ ALLEN PARKER
	Name:	Allen Parker
	Title:	Chief Financial Officer